                                                                   EXHIBIT 10.31

                                 FIRST AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is entered into as of September 17, 2002, by and among Ziff Davis Media Inc., a Delaware corporation (the "Borrower"), CIBC World Markets Corp., as lead arranger and bookrunner (the "Lead Arranger"), Deutsche Bank Trust Company Americas, as syndication agent (the "Syndication Agent"), Fleet National Bank, as documentation agent (the "Documentation Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties party hereto (the "Credit Parties").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties are parties to that certain Amended and Restated Credit Agreement dated as of August 12, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested, and the Credit Parties have agreed, to amend the Credit Agreement to the extent set forth herein;

                  NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

                  1. Amendments to Article 1.

                    (a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions in appropriate alphabetical order:

                  "`Parent Guaranty' shall mean that certain Parent Guaranty Agreement dated as of September 18, 2002, issued by Holdco and Intermediate Holdco in favor of the Administrative Agent, for the benefit of the Credit Parties, in substantially the form attached as Exhibit X attached hereto."

                  "`Registration Rights Agreement' shall mean that certain Registration Rights Agreement, dated as of the Agreement Date, by and among Holdco, the Borrower and the Guarantors (as defined therein)."

                    (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Exchange Notes" and by substituting the following in lieu thereof:

                    "`Exchange Notes' shall mean the Senior Subordinated Compounding Notes due 2009 issued by the Borrower on the Agreement Date in an aggregate original principal amount not to exceed $95,000,000, including any notes issued in replacement or exchange thereof, in connection with the Exchange Offer, in each case pursuant to the terms and conditions of the Exchange Notes Indenture and the Registration Rights Agreement."

                    (c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Exchange Offer Documents" and by substituting the following in lieu thereof:

                    "`Exchange Offer Documents' shall mean, collectively,
         (a) that certain Offer to Exchange, dated as of June 17, 2002, made by the Borrower and Holdco, (b) the Exchange Notes, (c) the Exchange Notes Indenture, (d) the Registration Rights Agreement, and (e) all other documents and agreements executed in connection with consummation of the Exchange Offer."

                    (d) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the proviso at the end of the definition of "Indebtedness" and by substituting the following in lieu thereof:

         "provided, however, that accrued interest on the Exchange Notes reflected on Holdco's or the Borrower's financial statements arising out of the `troubled debt accounting' provisions set forth in the Statement of Financial Accounting Standards No. 15, or any successor provisions promulgated thereunder, shall be excluded from Indebtedness"

                    (e) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by inserting the phrase "the Parent Guaranty," immediately prior to the reference to "the Subsidiary Guaranty" in the definition of "Security Documents."

                  2. Amendment to Section 6.1. Section 6.1 of the Credit Agreement, Monthly Financial Statements and Information, is hereby modified and amended by (i) deleting the phrase "unaudited balance sheets of the Borrower, on a consolidated basis with the Restricted Subsidiaries," from the first sentence and by substituting the phrase "unaudited balance sheets of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries"; (ii) deleting the phrase "the related statements of operations and the related statements of cash flows of the Borrower, on a consolidated basis with the Restricted Subsidiaries," from the first sentence and by substituting the phrase "the related statements of operations and the related statements of cash flows of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries"; and (iii) deleting the second sentence therefrom and by substituting the following in lieu thereof:

         "The foregoing financial statements shall be certified by a Principal Officer to be, in his or her opinion, complete and correct in all material respects and to present fairly in all material respects, in accordance with GAAP, the financial position of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries and, as applicable, on a consolidating (by publication) basis, and of LaunchCo and InternetCo, each on a consolidated basis with its Subsidiaries and, with respect to LaunchCo, on a consolidating (by publication) basis, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments and the absence of footnotes."

                  3. Amendment to Section 6.2. Section 6.2 of the Credit Agreement, Quarterly Financial Statements and Information, is hereby modified and amended by (i) deleting the phrase "unaudited balance sheets of the Borrower, on a consolidated basis with the Restricted Subsidiaries" from the first sentence and by substituting the phrase "unaudited balance sheets of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries"; (ii) deleting the phrase "the related statements of operations and the related statements of cash flows of the Borrower, on a consolidated basis with the Restricted Subsidiaries" from the first sentence and by substituting the phrase "the related statements of operations and the related statements of cash flows of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries"; and (iii) deleting the second sentence therefrom and by substituting the following in lieu thereof:

         "The foregoing financial statements shall be certified by a Principal Officer to be, in his or her opinion, complete and correct in all material respects and to present fairly in all material respects, in accordance with GAAP, the financial position of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries and, as applicable, on a consolidating (by publication) basis, and of LaunchCo and InternetCo, each on a consolidated basis with its Subsidiaries and, with respect to LaunchCo, on a consolidating (by publication) basis, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments and the absence of footnotes."

                  4. Amendment to Section 6.3. Section 6.3 of the Credit Agreement, Annual Financial Statements and Information, is hereby modified and amended by (i) deleting the phrase "the audited balance sheet of the Borrower, on a consolidated basis with the Restricted Subsidiaries" from the first sentence and by substituting the phrase "the audited balance sheets of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries" and (ii) deleting the phrase "the related audited statement of income and retained earnings or deficit and related statements of cash flows of the Borrower, on a consolidated basis with the Restricted Subsidiaries" from the first sentence and by substituting the phrase "the related audited statement of income and retained earnings or deficit and related statements of cash flows of Holdco, on a consolidated basis with Intermediate Holdco, the Borrower and the Restricted Subsidiaries."

                  5. Amendment to Section 7.4. Section 7.4 of the Credit Agreement, Amendment and Waiver, is hereby modified and amended by deleting the phrase "the Exchange Notes Documents" and by substituting "the Exchange Offer Documents" in lieu thereof.

                  6. Amendment to Section 7.6. Section 7.6 of the Credit Agreement, Limitation on Guaranties, is hereby modified and amended by (i) deleting the word "and" immediately prior to clause (e) thereof and (ii) inserting the phrase ", (f) a guaranty issued by Holdco and/or Intermediate Holdco, on terms and conditions reasonably satisfactory to the Administrative Agent, of the obligations of the Borrower in respect of the Refinancing Securities, and (g) a guaranty issued by Holdco and/or Intermediate Holdco, on terms and conditions reasonably satisfactory to the Administrative Agent, of the obligations of the Borrower in respect of the Exchange Notes" immediately after clause (e) thereof.

                  7. Amendment to Section 7.9. Section 7.9 of the Credit Agreement, Business Name; Business Structure; Business, is hereby modified and amended by deleting items (ii) and (iii) from clause (b) in the first sentence thereof and by substituting the following in lieu thereof:

         "(ii) with respect to Intermediate Holdco, engage in any commercial business other than holding the Equity Interests of the Borrower and issuing guaranties of the Obligations and of the Borrower's obligations in respect of the Exchange Notes and the Refinancing Securities, and
         (iii) with respect to Holdco, engage in any commercial business other than holding the Equity Interests of Intermediate Holdco and issuing guaranties of the Obligations and of the Borrower's obligations in respect of the Exchange Notes and the Refinancing Securities"

                  8. Exhibits to Credit Agreement. Annex A to this Amendment, Form of Parent Guaranty, is hereby added as Exhibit X, Form of Parent Guaranty, to the Credit Agreement.

                  9. No Other Amendments. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

                  10. Reaffirmation. Each of the Borrower Parties acknowledges and agrees that the security and other interests granted to the Administrative Agent and the other Credit Parties pursuant to the Loan Documents to which each respective Borrower Party is a signatory prior to the date hereof shall remain outstanding and in full force and effect in accordance with the Loan Documents, and shall continue to secure the Obligations, and that the security and other interests granted to the Administrative Agent and the other Credit Parties thereby are hereby ratified, confirmed and continued by execution and delivery hereof. The Loan Documents shall remain extant and in full force and effect following the execution and delivery of this

Amendment and the other Loan Documents executed in connection therewith, and each of the Borrower Parties hereby ratifies and confirms its respective obligations thereunder.

                  11. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the Administrative Agent's receipt of (a) a counterpart hereof duly executed by each of the Borrower Parties and a Lender Addendum duly executed by each of the Required Lenders as provided in Section 17 of this Amendment, and (b) the Parent Guaranty duly executed by Holdco and Intermediate Holdco.

                  12. Post-Closing Covenants. As a further condition to the amendments set forth herein, upon execution and delivery of any guaranty issued by Holdco or Intermediate Holdco in respect of the obligations of the Borrower under either the Refinancing Securities or the Exchange Notes, the Borrower shall promptly deliver to the Administrative Agent a fully executed copy of such guaranty and any other documents executed in connection therewith.

                  13. Representations and Warranties. Each of the Borrower Parties agrees, represents and warrants in favor of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties that:

                    (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower Parties, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

                    (b) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

                    (c) No event contemplated in connection with this Amendment has occurred, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by any of the Borrower Parties under any material indenture, agreement or other instrument, or any judgment, decree or order, to which any of the Borrower Parties is a party or by which any of the Borrower Parties or any of their respective properties may be bound or affected.

                  14. Acknowledgements. The parties hereby acknowledge that they have not entered into a mutual disregard of the terms and provision of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing at variance with the terms and provision of the Credit Agreement or the other Loan Documents. The Borrower hereby further acknowledges that it shall not rely upon the existence of or claim or assert that there exists any such course of dealing or mutual disregard of terms.

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

                  15. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

                  16. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

                  17. Delivery of Lender Addenda. Each Credit Party shall become a party to this Amendment by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex B attached hereto, duly executed by such Credit Party.

                  18. Law of Contract. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                               ZIFF DAVIS MEDIA INC.


                                        By: /s/ Bart W. Catalane
                                           -------------------------------------
                                        Name: Bart W. Catalane
                                             -----------------------------------
                                        Title: Chief Operating Officer and
                                               Chief Financial Officer
                                              ----------------------------------


BORROWER PARTIES:                       ZIFF DAVIS HOLDINGS INC.,
                                        a Delaware corporation


                                        By: /s/ Bart W. Catalane
                                           -------------------------------------
                                        Name: Bart W. Catalane
                                             -----------------------------------
                                        Title: Chief Operating Officer and
                                               Chief Financial Officer
                                              ----------------------------------


                                        ZIFF DAVIS INTERMEDIATE HOLDINGS INC.,
                                        a Delaware corporation


                                        By: /s/ Bart W. Catalane
                                           -------------------------------------
                                        Name:  Bart W. Catalane
                                              ----------------------------------
                                        Title: Chief Operating Officer and
                                               Chief Financial Officer
                                              ----------------------------------


                                        ZIFF DAVIS PUBLISHING HOLDINGS INC.,
                                        a Delaware corporation


                                        By: /s/ Bart W. Catalane
                                           -------------------------------------
                                        Name: Bart W. Catalane
                                             -----------------------------------
                                        Title: Chief Operating Officer and
                                               Chief Financial Officer
                                              ----------------------------------


                                        ZIFF DAVIS PUBLISHING INC.,
                                        a Delaware corporation


                                        By: /s/ Bart W. Catalane
                                           -------------------------------------
                                        Name: Bart W. Catalane
                                             -----------------------------------
                                        Title: Chief Operating Officer and
                                               Chief Financial Officer
                                              ----------------------------------


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                        ZIFF DAVIS INTERNET INC.,
                                        a Delaware corporation


                                        By:  /s/ Bart W. Catalane
                                           -------------------------------------
                                        Name: Bart W. Catalane
                                             -----------------------------------
                                        Title: Chief Operating Officer and
                                               Chief Finanical Officer
                                              ----------------------------------


                                        ZIFF DAVIS DEVELOPMENT INC.,
                                        a Delaware corporation


                                        By: /s/ Bart W. Catalane
                                           -------------------------------------
                                        Name: Bart W. Catalane
                                             -----------------------------------
                                        Title: Chief Operating Officer and
                                               Chief Financial Officer
                                              ----------------------------------


LEAD ARRANGER:                          CIBC WORLD MARKETS CORP.


                                        By: /s/ Deborah D. Strek
                                           -------------------------------------
                                        Name: Deborah D. Strek
                                        Title: Managing Director


SYNDICATION AGENT:                      DEUTSCHE BANK TRUST COMPANY AMERICAS


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


DOCUMENTATION AGENT:                    FLEET NATIONAL BANK


                                        By: /s/ Christopher N. Sotir
                                           -------------------------------------
                                        Name:  Christopher N. Sotir
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

ADMINISTRATIVE AGENT:                   CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ Deborah D. Strek
                                           -------------------------------------
                                        Name:  Deborah D. Strek
                                        Title: Managing Director, CIBC World
                                               Markets Corp., as Agent

                                     ANNEX A

                                    EXHIBIT X
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                             FORM OF PARENT GUARANTY




                                [to be provided]

                                     ANNEX B
                                     -------

                             FORM OF LENDER ADDENDUM

                              ZIFF DAVIS MEDIA INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF AUGUST 12, 2002

                  Reference is made to the Amended and Restated Credit Agreement, dated as of August 12, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Ziff Davis Media Inc., as Borrower, CIBC World Markets Corp., as lead arranger and bookrunner, Deutsche Bank Trust Company Americas, as syndication agent, Fleet National Bank, as documentation agent, Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties party thereto. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement, in each case, on the terms and conditions described in the First Amendment to Amended and Restated Credit Agreement in the form attached hereto as Exhibit A (the "First Amendment").

                  By execution and delivery of this Lender Addendum as provided in Section 17 of the First Amendment, the undersigned Credit Party hereby consents to and agrees with all of the terms and conditions contained in the First Amendment.

                  THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                          [SIGNATURE ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of September, 2002.


                                        ----------------------------------------
                                        (NAME OF CREDIT PARTY)



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A
                                       TO
                                     ANNEX B

                             COPY OF FIRST AMENDMENT





                                 [see attached]